PSS WORLD MEDICAL, INC.

Unaudited Consolidated Statements of Operations

(In millions, except share data)

	Three Months Ended		Six Months Ended
	Sept. 30, 2005	Oct. 1, 2004	Sept. 30, 2005	Oct. 1 2004
Net sales	$385.8	$364.2	$772.9	$694.6
Cost of goods sold	273.5	258.9	550.1	493.5

Gross profit	112.3	105.3	222.8	201.1
General and administrative expenses	69.3	64.3	139.6	125.2
Selling expenses	26.2	24.6	52.0	48.1

Income from operations	16.8	16.4	31.2	27.8

Other (expense) income:
Interest expense	(1.3)	(1.8)	(2.9)	(3.8)
Interest and investment income	0.1	0.1	0.2	0.2
Other income	1.7	0.2	2.2	0.6

	0.5	(1.5)	(0.5)	(3.0)

Income from continuing operations before
provision for income taxes	17.3	14.9	30.7	24.8
Provision for income taxes	6.5	6.1	11.8	10.1

Income from continuing operations	10.8	8.8	18.9	14.7
Loss on disposal of discontinued operations
(net of income tax benefits of $0, $0,
$0 and $1.0, respectively)	--	--	--	(1.7)

Net income	$10.8	$8.8	$18.9	$13.0

Earnings (loss) per share - Basic:
Income from continuing operations	$0.16	$0.14	$0.29	$0.23
Loss on disposal of discontinued operations	--	--	--	(0.03)

Net income	$0.16	$0.14	$0.29	$0.20

Earnings (loss) per share - Diluted:
Income from continuing operations	$0.16	$0.13	$0.29	$0.22
Loss on disposal of discontinued operations	--	--	--	(0.02)

Net income	$0.16	$0.13	$0.29	$0.20

Weighted average shares (in thousands):
Basic	65,392	64,358	65,143	64,605
Diluted	66,487	65,267	66,188	65,655

PSS WORLD MEDICAL, INC.

Condensed Consolidated Balance Sheets

(In millions, except per share and share data)

	Sept. 30, 2005	April 1, 2005
	Unaudited
ASSETS
Current Assets:
Cash and cash equivalents	$17.5	$17.9
Accounts receivable, net	213.6	217.3
Inventories	136.4	134.1
Deferred tax assets	20.2	29.0
Prepaid expenses and other	25.8	19.5

Total current assets	413.5	417.8

Property and equipment, net	86.8	81.1
Other Assets:
Goodwill and intangibles, net	137.8	107.5
Deferred tax assets	1.0	0.8
Other	49.9	39.1

Total assets	$689.0	$646.3

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$118.9	$109.6
Accrued expenses	33.2	44.9
Current portion of long-term debt	27.8	25.0
Other	11.9	9.7

Total current liabilities	191.8	189.2
Long-term debt, excluding current portion	151.1	150.0
Other	41.2	30.3

Total liabilities	384.1	369.5

Shareholders' Equity:
Preferred stock, $.01 par value; 1,000,000 shares authorized,
no shares issued and outstanding	--	--
Common stock, $.01 par value; 150,000,000 shares authorized,
65,956,208 and 64,961,682 shares issued and outstanding
at September 30, 2005 and April 1, 2005, respectively	0.7	0.7
Additional paid-in capital	303.1	292.2
Accumulated earnings (deficit)	4.3	(14.6)
Unearned compensation	(3.4)	(1.7)
Accumulated other comprehensive income	0.2	0.2

Total shareholders' equity	304.9	276.8

Total liabilities and shareholders' equity	$689.0	$646.3

PSS WORLD MEDICAL, INC.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended		Six Months Ended
	Sept. 30, 2005	Oct. 1, 2004	Sept. 30, 2005	Oct. 1, 2004

Cash Flows From Operating Activities:
Net income	$10.8	$8.8	$18.9	$13.0
Adjustments to reconcile net income to
net cash provided by operating activities:
Loss on disposal of discontinued operations	--	--	--	1.7
Provision for deferred income taxes	6.5	6.1	11.8	10.1
Depreciation	3.5	3.4	6.8	6.9
Provision for doubtful accounts	1.1	1.7	3.8	3.0
Amortization of intangible assets	1.4	0.9	2.7	1.8
Provision for deferred compensation	0.1	0.2	0.8	0.5
Amortization of debt issuance costs	0.4	0.6	0.8	1.1
Noncash compensation expense	0.3	0.2	0.6	0.2
Loss on sale of property and equipment	--	--	0.2	--
Provision for notes receivable	(0.3)	--	(3.2)	--
Other	(1.5)	--	(2.3)	--
Changes in operating assets and liabilities, net of effects
from business combination:
Accounts receivable, net	(4.7)	(16.5)	1.4	(12.0)
Inventories	0.1	(0.7)	1.5	(13.5)
Prepaid expenses and other current assets	2.7	3.3	(0.6)	(1.2)
Other assets	(2.6)	(2.5)	(7.2)	(3.9)
Accounts payable	(0.3)	0.6	5.5	14.5
Accrued expenses and other liabilities	5.0	6.1	(5.9)	3.4

Net cash provided by operating activities	22.5	12.2	35.6	25.6

Cash Flows From Investing Activities:
Capital expenditures	(4.4)	(6.0)	(9.2)	(10.7)
Payments for business combinations, net of cash acquired	(30.7)	(0.1)	(34.8)	(1.8)
Payments for nonsolicitation agreements	(1.5)	(2.9)	(2.0)	(2.9)
Payments for signing bonuses	--	--	(0.2)	--
Payments of transaction and settlement costs for sale
of Imaging Business	--	(4.4)	--	(4.8)
Payments for noncompetition agreements	--	(0.1)	--	(0.5)
Other	2.0	--	2.0	--

Net cash used in investing activities	(34.6)	(13.5)	(44.2)	(20.7)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	4.1	0.8	6.4	1.7
Payment of debt issuance costs	(0.5)	--	(0.5)	--
Net proceeds (payments) under revolving line of credit	2.1	(10.1)	2.2	(10.0)
Purchase of treasury shares	--	(6.9)	--	(9.9)
Proceeds from note receivable	0.3	--	0.3	--
Payment under capital lease obligations	(0.1)	--	(0.1)	--
Other	(0.1)	--	(0.1)	--

Net cash provided by (used in) financing activities	5.8	(16.2)	8.2	(18.2)

Net decrease in cash and cash equivalents	(6.3)	(17.5)	(0.4)	(13.3)
Cash and cash equivalents, beginning of period	23.8	63.1	17.9	58.9

Cash and cash equivalents, end of period	$17.5	$45.6	$17.5	$45.6

PSS WORLD MEDICAL, INC.

Unaudited Operating Highlights

(Dollars in millions)

	Three Months Ended		Six Months Ended
	Sept. 30, 2005	Oct. 1, 2004	Sept. 30, 2005	Oct. 1, 2004

Net Sales:
Physician Business	$255.4	$237.3	$505.9	$454.1
Elder Care Business	130.4	126.9	267.0	240.5

Total net sales	$385.8	$364.2	$772.9	$694.6

Income from Operations:
Physician Business	$17.6	$14.6	$31.8	$26.1
Elder Care Business	4.2	6.1	7.9	10.5
Corporate Shared Services	(5.0)	(4.3)	(8.5)	(8.8)

Total income from operations	$16.8	$16.4	$31.2	$27.8

EBITDA (a)	$23.4	$20.9	$42.9	$37.1

Income from continuing operations, as a % of net sales	2.8%	2.4%	2.5%	2.1%
Consolidated Return on Committed Capital ("ROCC") (b)	24.7%	26.8%	22.8%	23.2%
Billing Days	63 days	65 days	127 days	127 days
Net Sales Per Billing Day (in thousands):
Physician Business	$4,054.3	$3,651.8	$3,984.0	$3,575.4
Elder Care Business	2,069.8	1,952.3	2,102.2	1,894.1

Total Net Sales Per Billing Day	$6,124.1	$5,604.1	$6,086.2	$5,469.5

Net Sales Per Billing Day Growth Rate:
Physician Business	11.0%	11.4%
Elder Care Business	6.0%	11.0%
Total Net Sales Per Billing Day Growth Rate	9.3%	11.3%
	Annualized
	Sept. 30, 2005	Oct. 1, 2004
DSO (c):
Physician Business	42.0	43.3
Elder Care Business	60.6	59.4
DOH (d):
Physician Business	45.3	42.9
Elder Care Business	37.8	32.0
DIP (e):
Physician Business	42.2	40.6
Elder Care Business	25.2	25.2
Cash Conversion Days (f):
Physician Business	45.1	45.6
Elder Care Business	73.2	66.2
	Annualized
	Sept. 30, 2005	April 1, 2005
Operational working capital (g)	$231.1	$241.8
Net Debt:
Total debt	$178.9	$175.0
Less: Cash and cash equivalents	(17.5)	(17.9)

Net debt	$161.4	$157.1

PSS WORLD MEDICAL, INC.

Unaudited EBITDA Calculation

(Dollars in millions)

	Three Months Ended		Six Months Ended
	Sept. 30, 2005	Oct. 1, 2004	Sept. 30, 2005	Oct. 1, 2004
Income from continuing operations	$10.8	$8.8	$18.9	$14.7
Plus: Interest expense	1.3	1.8	2.9	3.8
Less: Interest and investment income	(0.1)	(0.1)	(0.2)	(0.2)
Plus: Provision for income taxes	6.5	6.1	11.8	10.1
Plus: Depreciation	3.5	3.4	6.8	6.9
Plus: Amortization of intangible assets	1.4	0.9	2.7	1.8

EBITDA	$23.4	$20.9	$42.9	$37.1

Reconciliation of EBITDA
to Cash Provided by Operating Activities:
EBITDA	$23.4	$20.9	$42.9	$37.1
Operating Asset & Liability Changes:
Accounts receivable, net	(4.7)	(16.5)	1.4	(12.0)
Inventories	0.1	(0.7)	1.5	(13.5)
Prepaid expenses and other current	2.7	3.3	(0.6)	(1.2)
Other assets	(2.6)	(2.5)	(7.2)	(3.9)
Accounts payable	(0.3)	0.6	5.5	14.5
Accrued expenses and other liabilities	5.0	6.1	(5.9)	3.4
Noncash Expenses included in EBITDA:
Amortization of debt issuance costs	0.4	0.6	0.8	1.1
Provision for doubtful accounts	1.1	1.7	3.8	3.0
Provision for deferred income taxes	6.5	6.1	11.8	10.1
Provision for deferred compensation	0.1	0.2	0.8	0.5
Noncash compensation expense	0.3	0.2	0.6	0.2
Loss on sale of property and equipment	--	--	0.2	--
Provision for notes receivable	(0.3)	--	(3.2)	--
Other	(1.5)	--	(2.3)	--
Cash Expenses Excluded from EBITDA:
Interest expense	(1.3)	(1.8)	(2.9)	(3.8)
Interest and investment income	0.1	0.1	0.2	0.2
Provision for income taxes	(6.5)	(6.1)	(11.8)	(10.1)

Net Cash Provided by Operating Activities	$22.5	$12.2	$35.6	$25.6

PSS WORLD MEDICAL, INC.

Unaudited Consolidated Return on Committed Capital

(Dollars in millions)

	Three Months Ended
	Sept. 30, 2005	Oct. 1, 2004
Annualized Return	$79.6	$70.0
Average Committed Capital (h)	322.7	260.9
ROCC (b)	24.7%	26.8%
Return:
Income from continuing operations	$10.8	$8.8
Provision for income taxes	6.5	6.1
Interest expense	1.3	1.8
Amortization of intangible assets	1.4	0.9
Interest and investment income	(0.1)	(0.1)

	$19.9	$17.5

	As of
	Sept. 30, 2005	July 1, 2005	Oct. 1, 2004	June 30, 2004
Average committed capital:
Total assets	$689.0	$655.4	$598.3	$603.3
Less assets excluded:
Cash	(17.5)	(23.8)	(45.6)	(63.1)
Goodwill and intangibles, net	(137.8)	(107.5)	(84.4)	(82.3)
Deferred tax asset from sale of Imaging Business	(6.2)	(10.5)	(26.9)	(28.4)
Total liabilities	(384.1)	(367.5)	(353.2)	(361.2)
Plus liabilities excluded:
Total debt	178.9	176.9	175.0	185.1
Accrued loss on disposal of discontinued operations	--	--	0.4	4.8

	$322.3	$323.0	$263.6	$258.2

Average committed capital (h)	$322.7		$260.9

PSS WORLD MEDICAL, INC.

Unaudited Consolidated Return on Committed Capital

(Dollars in millions)

	Six Months Ended
	Sept. 30, 2005	Oct. 1, 2004
Annualized Return	$72.2	$60.4
Average Committed Capital (h)	316.5	259.9
ROCC (b)	22.8%	23.2%
Return:
Income from continuing operations	$18.9	$14.7
Provision for income taxes	11.8	10.1
Interest expense	2.9	3.8
Amortization of intangible assets	2.7	1.8
Interest and investment income	(0.2)	(0.2)

	$36.1	$30.2

	As of
	Sept. 30, 2005	April 1, 2005	Oct. 1, 2004	April 2, 2004
Average committed capital:
Total assets	$689.0	$646.3	$598.3	$586.8
Less assets excluded:
Cash	(17.5)	(17.9)	(45.6)	(58.9)
Goodwill and intangibles, net	(137.8)	(107.5)	(84.4)	(81.2)
Intangibles, net	(33.6)	(21.9)	(12.8)	(11.3)
Deferred tax asset from sale of Imaging Business	(6.2)	(15.8)	(26.9)	(30.5)
Total liabilities	(384.1)	(369.5)	(353.2)	(347.6)
Plus liabilities excluded:
Total debt	178.9	175.0	175.0	185.0
Accrued loss on disposal of discontinued operations	--	--	0.4	2.5

	$322.3	$310.6	$263.6	$256.1

Average committed capital (h)	$316.5		$259.9

PSS WORLD MEDICAL, INC.

Footnotes

(a)	EBITDA represents income from continuing operations plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management reviews EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly calculations. Management reviews ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360. Southern Anesthesia & Surgical, Inc. (“SAS”) accounts receivable balance of $1.4 million as of September 30, 2005 has been excluded from this calculation.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360. SAS inventory balance of $3.9 million as of September 30, 2005 has been excluded from this calculation.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. SAS accounts payable balance of $3.8 million as of September 30, 2005 has been excluded from this calculation.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.

(h)	Average committed capital equals the sum of the committed capital of the most recent two quarters, divided by two.